                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

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                                       FORM 8-K

                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report:  August 25, 1998



                           MERIDIAN INDUSTRIAL TRUST, INC.
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                (Exact name of registrant as specified in its charter)



       Maryland                  1-14166                        94-3224765
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(State of Organization)    (Commission Number)        (IRS  Employer I.D. #)



455 Market Street, 17th Floor, San Francisco, California               94105
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code     (415) 281-3900
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                                    Not Applicable
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            (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     The company is filing the attached information in connection with its announcement of the first quarter ended March 31, 1998 results.

     The attached information contains statements that constitute forward-looking information. This forward-looking information includes statements regarding development in progress and future lease expirations. The company's actual results may differ significantly from the results discussed in these statements. Factors that could cause such differences include, but are not limited to, the overall United States economy, local market conditions, interest rates, competition, lease turnover, absorption rates, and property characteristics discovered during the development process. For further information on these and other factors that could impact the company and the statements contained in the attached information, reference should be made to the company's filings with the Securities and Exchange Commission



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.


          (c)  EXHIBITS. The following exhibits are attached to this report:

               99.1      Supplemental Information dated March 31, 1998


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        By:  MERIDIAN INDUSTRIAL TRUST, INC.


Date:     August 25, 1998               By:______________________________
                                             Robert A. Dobbin
                                             Secretary